UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):  April 7, 2011

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
Initial Depositor
(Exact name of Registrant as specified in its charter)

Telecom HOLDRS (SM) Trust
[Issuer with respect to the receipts]

DELAWARE (State or other jurisdiction of incorporation)	001-15651 Commission File Number	13-5674085 (I.R.S. Employer Identification No.)
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One Bryant Park
New York, New York 10036
(Address of principal executive offices and zip code)

(212) 449-1000
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On April 1, 2011, the merger of Qwest Communications International Inc. and CenturyLink, Inc. became effective.  As a result, Qwest Communications International Inc. will no longer be an underlying constituent of the Telecom HOLDRS Trust.  In connection with the merger, Qwest Communications International Inc. shareholders will receive 0.1664 of a share of CenturyLink, Inc. for each share of Qwest Communications International Inc.  The Bank of New York Mellon will receive 2.149435392 shares of CenturyLink, Inc. for the 12.91728 shares of Qwest Communications International Inc. per 100 share round-lot of Telecom HOLDRS.  As a result, effective April 1, 2011, 4.28687878798 shares of CenturyLink, Inc. will be required for creations/cancellations per 100 share round-lot of Telecom HOLDRS.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Telecom HOLDRS Trust Prospectus Supplement dated April 7, 2011 to Prospectus dated March 15, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

Date: April 7, 2011	By:	/s/ Liam B. O’Neil
	Name:	Liam B. O’Neil
	Title:	Managing Director

EXHIBIT INDEX

Number and Description of Exhibit

(99.1)	Telecom HOLDRS Trust Prospectus Supplement dated April 7, 2011 to Prospectus dated March 15, 2011.